SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2015

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 24, 2015, the Company entered into a stock purchase agreement (the “Purchase Agreement”) with WPP Luxembourg Gamma Three S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (the “Investor”), pursuant to which the Company sold to the Investor 6,011,106 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, for $0.7875 per Share, or gross proceeds of $4,733,746 (the “Offering”). The Company intends to use the net proceeds of the Offering for working capital purposes.

The Purchase Agreement contains representations, covenants and other provisions customary for the agreements of this nature.

In connection with the Offering, on September 24, 2015 the Company entered into an Investor Rights Agreement with the Investor (the “Rights Agreement”), pursuant to which the Company agreed to the following:

●	Demand Registration Rights. The Company granted the Investor registration rights for the Shares and any securities acquired in connection with an Amended and Restated Co-Marketing Agreement (described below) after a period of two years.
●	Inspection Rights. So long as the Investor owns not less than 25% of the Shares, the Company granted the Investor an annual right to inspect the Company’s books and records.
●	Observer Rights. So long as the Investor owns not less than 25% of the Shares, the Company will allow the Investor to choose a representative to attend the Company’s board meetings as a nonvoting observer.
●	Board Seat. So long as the Investor owns not less than 25% of the Shares, the Company agreed to appoint a nominee of the Investor as a member of the Company’s board of directors. The Company also agreed to a five member Board of Directors provided that it is not prohibited by the rules and regulations of an exchange that the Company trades on. The Company also agreed to enter into an indemnity agreement with the nominee.
●	Budget Review. So long as the Investor owns not less than 25% of the Shares, the Company agreed to review the Company’s budget plans with the Investor’s nominee prior to submission to the Board of Directors, at the request of the Investor.
●	Right of First Refusal. The Company agreed that, in the event that it proposes to sell new securities, it will first offer such new securities to the Investor.
●	Special Approval Matters. So long as the Investor owns not less than 25% of the Shares, and provided that it is not prohibited by the rules and regulations of an exchange that the Company trades on, the Company agreed that 80% Board approval will be required for certain decisions, including:

o	the incurrence of any indebtedness in excess of $1.5 million in the aggregate during any fiscal year
o	the sale, transfer or other disposition of all or substantially all of the assets of the Company;
o	the acquisition of any assets or properties (in one or more related transactions) for cash or otherwise for an amount in excess of $1.5 million in the aggregate during any fiscal year;
o	capital expenditures in excess of $1.5 million individually (or in the aggregate if related to an integrated program of activities) or in excess of $1.5 million in the aggregate during any fiscal year;
o	making, or permitting any subsidiary to make, loans to, investments in, or purchasing, or permitting any subsidiary to purchase, any stock or other securities in another corporation, joint venture, partnership or other entity;
o	the commencement or settlement of any lawsuit, arbitration or other legal proceeding related to the intellectual property of the Company or involving an amount in controversy greater than $1.5 million; and
o	the issuance of new securities, except for securities issued under an equity incentive plan and any issuance of common stock to vendors, advisors, financial institutions, suppliers or joint venturers that do not exceed, individually or in the aggregate 5% of then issued and outstanding capital stock of the Company.

The foregoing descriptions of the Purchase Agreement and the Rights Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement and the Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 is incorporated herein by reference.

The Shares were offered and sold solely to the Investor on a private placement basis under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 is incorporated herein by reference.

On September 24, 2015, the Board of Directors of the Company appointed Lynn O’Connor Vos as a member of the Company’s Board of Directors. On the same day, David Lester resigned as a member of the Company’s Board of Directors. There was no known disagreement with Mr. Lester on any matter relating to the Company’s operations, policies or practices.

Ms. Vos was appointed as a Director pursuant to the Rights Agreement, which allows the Investor to nominate a board member and requires the Company to appoint that person to the Company’s Board of Directors.

On September 24, 2015, the Company entered into an Indemnity Agreement with Ms. Vos that requires the Company to indemnify Ms. Vos in her capacity as a member of the Company’s Board of Directors.

The foregoing description of the Indemnity Agreement is qualified in its entirety by reference to the full text of the Indemnity Agreement, a copy of which is filed as Exhibit 10.3, and incorporated by reference herein.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On September 24, 2015, the Company amended and restated an existing Co-Marketing Agreement with Grey Healthcare Group, LLC (“GHG”) an affiliate of the Investor (the “Amended and Restated Co-Marketing Agreement”). The Amended and Restated Co-Marketing Agreement was amended to give the GHG the option to receive all or part of the compensation due under the agreement in shares of the Company’s common stock. Shares issuable under the Amended and Restated Co-Marketing Agreement will be issued to the Investor or any other affiliate of GHG designated in writing by GHG at the following rates:

o	Until June 30, 2016, the Company will issue the number of shares of common stock equal to GHG’s share of net revenues received for sales of new services to GHG or Company clients (“GHG Net Revenues”) divided by $0.7875.

o	After June 30, 2016, the Company will issue the number of shares of common stock equal to the GHG Net Revenues divided by a price equal to 80% multiplied by the average trading price of one share of common stock during the 30 trading day period immediately prior to the date of the most recent statement of GHG Net Revenues set forth by the Company.

A copy of the press release by WPP relating to the Offering is attached as Exhibit 99.1.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Stock Purchase Agreement
10.2	Investor Rights Agreement
10.3	indemnity agreement
99.1	WPP Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Doug Baker

Doug Baker
Chief Financial Officer

Date: September 30, 2015

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